UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.__)

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Cutwater Select Income Fund
(Name of Registrant as Specified in its Charter)

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CUTWATER SELECT INCOME FUND

113 KING STREET

ARMONK, NY 10504

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 26, 2013

Armonk, New York

May 22, 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholder to be held on June 26, 2013. The proxy statement and annual report to shareholders are available at http://www.cutwater.com/cutwater-select-income-fund-characteristics.aspx or by calling the Fund at (800) 331-1710.

TO THE SHAREHOLDERS OF

CUTWATER SELECT INCOME FUND:

The Annual Meeting of Shareholders of Cutwater Select Income Fund (the “Fund”) will be held on June 26, 2013 at 10:30 a.m. Eastern Time, at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania (the “Annual Meeting”) for the following purposes:

1.	To elect four Trustees for the Fund; and

2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The subjects referred to above are discussed in detail in the Proxy Statement accompanying this notice. Each shareholder is invited to attend the Annual Meeting in person. Shareholders of record at the close of business on April 17, 2013 are entitled to notice of and to vote at the meeting. If you cannot be present at the Annual Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy card in order that the Annual Meeting can be held without additional expense and a maximum number of shares may be voted.

By order of the Board of Trustees,

Leonard I. Chubinsky Secretary

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR TAKE ADVANTAGE OF THE INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT. IF YOU VOTE USING THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU CHOOSE TO VOTE AT THE ANNUAL MEETING IN-PERSON, PLEASE CONTACT THE FUND AT (800) 331-1710 FOR DIRECTIONS TO THE MEETING LOCATION.

CUTWATER SELECT INCOME FUND

113 King Street

Armonk, NY 10504

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Cutwater Select Income Fund (formerly Rivus Bond Fund) (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held on June 26, 2013 at 10:30 a.m. (Eastern Time), at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania, and at any adjournments thereof (the “Annual Meeting”). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement and were first sent or delivered to shareholders on or about May 22, 2013.

In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph, personal interview or via the Internet. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund’s shares of beneficial interest. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Fund before or at the Annual Meeting. Voting electronically or telephonically, or signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the Annual Meeting and vote your shares in person. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Annual Meeting. The cost of soliciting proxies will be paid by the Fund.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE INCUMBENT NOMINATED TRUSTEES AND THE TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

The Fund’s shares of beneficial interest trade on the New York Stock Exchange under the ticker symbol “CSI”.

On April 17, 2013, the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”), there were 10,708,597 shares of beneficial interest of the Fund issued and outstanding, each of which is entitled to one vote, constituting all of the Fund’s then outstanding voting securities.

The Fund’s most recent Annual Report, including audited financial statements for the fiscal year ended March 31, 2013, has been mailed to shareholders and is also available upon request without charge by writing to the Fund at the address set forth above or by calling the Fund at 800-331-1710.

PROPOSAL 1: ELECTION OF TRUSTEES

Four Trustees are to be elected at the Annual Meeting to constitute the entire Board of Trustees, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote FOR the election of the trustees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended. The Fund currently knows of no reason why any of the trustees listed below would be unable or unwilling to serve if elected. All of the following nominees are currently Trustees of the Fund whose terms expire upon their election at the next Annual Meeting or when their successors are elected and qualify. Certain information regarding each of the nominees as well as the current Trustees and executive officers of the Fund is set forth below.

Name, Address and Age	Position Held with Fund	Year First Became Trustee	Principal Occupation During the Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee
Nominee for Trustee — “Interested Person”

W. Thacher Brown* 113 King Street Armonk, NY 10504, Born: December 1947	Trustee	1988	Retired; former President of MBIA Asset Management LLC from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	1	None
Nominees for Trustee — “Independent Persons”

Ellen D. Harvey 113 King Street Armonk, NY 10504, Born: February 1954	Trustee	2010	Consultant with Lindsay Criswell LLC beginning July 2008. Principal with the Vanguard Group from January 2008 to June 2008; and Senior Vice President with Mercantile-Safe Deposit & Trust from February 2003 to October 2007	1	Director, Aetos Capital Funds

Thomas E. Spock 113 King Street Armonk, NY 10504 Born: May 1956	Trustee	2013	Partner at Scalar Media Partners, LLC since June 2008	1	None

Suzanne P. Welsh 113 King Street Armonk, NY 10504 Born: March 1953	Trustee	2008	Vice President for Finance and Treasurer, Swarthmore College since 2002	1	None

*	Mr. Brown is an “interested person” (as defined in the 1940 Act) of the Fund because he owns shares of MBIA Inc., of which the investment adviser is an indirect wholly-owned subsidiary.

Current Trustees and Officers

Name, Address and Age	Position Held with Fund	Position Since	Principal Occupation for Past 5 Years

W. Thacher Brown	See “Nominee for Trustee – Interested Person” above

Ellen D. Harvey	See “Nominee for Trustee – Independent Persons” above

Thomas E. Spock	See “Nominee for Trustee – Independent Persons” above

Suzanne P. Welsh	See “Nominee for Trustee – Independent Persons” above

Clifford D. Corso Cutwater Investor Service Corp. 113 King Street Armonk, NY 10504 Born: October 1961	President	2005	President and Chief Investment Officer, Cutwater Investor Services Corp.; Managing Director and Chief Investment Officer, MBIA Insurance Corporation; Director and officer of other affiliated entities within Cutwater Investor Services Corp.

Joseph L. Sevely Cutwater Investor Services Corp. 113 King Street Armonk, NY 10504 Born: March 1959	Treasurer	2010	Director of Cutwater Investor Services Corp.; Director and officer of other affiliated entities within Cutwater Investor Services Corp.

Leonard I. Chubinsky Cutwater Investor Services Corp. 113 King Street Armonk, NY 10504 Born: December 1948	Secretary	2005	Senior Corporate Counsel of Cutwater Investor Services Corp. and other Cutwater affiliated entities.

Michelle Houck Cutwater Investor Services Corp. 113 King Street Armonk, NY 10504 Born: January 1971	Chief Compliance Officer	2011	General Counsel and Chief Compliance Officer of Cutwater Investor Services Corp. and other Cutwater affiliated entities; formerly, Assistant General Counsel, Chief Compliance Officer and Principal with Pzena Investment Management from October 2004 to June 20, 2011.

Robert T. Claiborne Cutwater Investor Services Corp. 113 King Street Armonk, NY 10504 Born: August 1955	Vice President	2006	Officer of Cutwater Investor Services Corp.

Gautam Khanna Cutwater Investor Services Corp. 113 King Street Armonk, NY 10504 Born: October 1969	Vice President	2006	Officer of Cutwater Investor Services Corp.

Name, Address and Age	Position Held with Fund	Position Since	Principal Occupation for Past 5 Years

Thomas Stabile Cutwater Investor Services Corp. 113 King Street Armonk, NY 10504 Born: March 1974	Assistant Treasurer	2010	Officer of Cutwater Investor Services Corp.

Additional Information Concerning the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Cutwater Investor Services Corp., as investment adviser to the Fund (the “Adviser” or “Cutwater”), other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

Each Trustee of the Fund, other than Mr. Brown, is not an “interested person” (as defined in the 1940 Act) of the Fund (such Trustees who are not interested persons of the Fund being referred to as the “Independent Trustees”). As to Mr. Brown, his status as a shareholder of MBIA, Inc. makes him an “interested person,” as defined in the 1940 Act, of the Fund.

Trustee Qualification

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Fund. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Fund.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Brown, business, accounting and finance expertise and experience as a president, board member and/or executive officer of various businesses; Ms. Harvey, business and finance expertise and experience as a senior vice president, chairman, principal and/or board member of various businesses and non-profit and other organizations; Mr. Spock, business and finance expertise and experience as an executive vice president, vice president and chief financial officer of various businesses; and Ms. Welsh, business, finance and accounting expertise and experience as a college treasurer and chief financial officer. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate, and appropriately diverse, skills and experience to oversee the business of the Trust. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that W. Thacher Brown is an “interested person” (as such term is defined in the 1940 Act) of the Fund and currently serves as the Chairman of the Board. The Independent Trustees believe that the Chairman’s history of effecting meaningful dialogue between Fund management, service providers, counsel, independent accountant and the Independent Trustees has been of great benefit to the Fund and its Board. The Independent Trustees have further determined that they can act independently and effectively without having an Independent Trustee serve as Chairman. Nonetheless, as currently composed, the Independent Trustees constitute a substantial majority of the Board.

The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management with counsel to the Fund. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Trustees Attendance At Meetings

The Board held five meetings during the Fund’s fiscal year ended March 31, 2013. All Independent Trustees attended more than 75% of all meetings of the Board and each committee of which they were members. Mr. Brown, an interested Trustee of the Fund, attended more than 75% of all meetings of the Board.

All Trustees attended the Annual Meeting held on June 28, 2012. Currently, there is not a policy for Trustee attendance at annual meetings of shareholders because of the long time practice of the Trustees to attend all meetings.

Audit Committee

The Board has formed an Audit Committee. The Board has adopted a written charter for the Audit Committee. The Audit Committee of the Board currently consists of Ms. Harvey, Mr. Spock and Ms. Welsh, each of whom is an “independent” member of the Board, as that term is defined by the New York Stock Exchange’s listing standards, and also a “non-interested person” as that term is defined in the Investment Company Act. The Fund’s Audit Committee Charter is attached hereto as Exhibit A.

The Audit Committee reviews the scope of the audit by the Fund’s independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund. The Audit Committee also selects and retains the independent accountants for the Fund. During the fiscal year ended March 31, 2013, the Audit Committee met once.

Nominating Committee

The Board has a Nominating Committee and adopted a written charter for the Nominating Committee. The Nominating Committee of the Board currently consists of Ms. Harvey, Mr. Spock and Ms. Welsh, none of whom is an “interested person” of the Fund. Each member of the Nominating Committee also is an “independent” Trustee, as that term is defined by the New York Stock Exchange’s listing standards. The Nominating Committee held three meetings during the last fiscal year. During the fiscal year ended March 31, 2013, one nominee was recommended to the Nominating Committee as a nominee by a current Trustee and subsequently approved by the Nominating Committee and the Board to replace a retiring Trustee. The Fund’s Nominating Committee Charter is attached hereto as Exhibit B.

The Nominating Committee recommends nominees for Trustees and officers of the Fund for consideration by the full Board of Trustees. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Trustees and recommends any changes in compensation to the full Board.

The Fund does not currently have a written policy with regard to shareholder nominations for Trustee. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received in a timely manner as determined by the Committee. In evaluating Trustee nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act; (iii) the needs of the Fund with respect to the particular talents and experience of its Trustees; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) experience with accounting rules and practices; (vi) whether the person has attained the mandatory retirement age, and (vii) all applicable laws, rules, regulations, and listing standards.

The Board, upon the recommendation of the Nominating Committee, has adopted a mandatory retirement policy requiring each Trustee to submit his resignation from the Board effective on a date no later than the last day of the fiscal year in which he or she attains the age of seventy-five years. The Nominating Committee’s goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for Trustee nominees, although the Nominating Committee may also consider such other factors as they may deem to be in the best interests of the Fund and its shareholders. The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If the Nominating Committee determines that an additional Trustee is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. It is not the present intention of the Nominating Committee to engage third parties to identify or evaluate or assist in identifying potential nominees, although the Nominating Committee reserves the right to do so in the future.

Shareholder Communications with Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent to the principal place of business of the Fund, c/o Cutwater Select Income Fund, 113 King Street, Armonk, NY 10504.

Trustee and Executive Officer Compensation

For the fiscal year ended March 31, 2013, the Fund paid compensation to each Trustee an annual retainer of $15,000 in addition to a per meeting fee of $1,000 for each meeting of the Board or its committees attended by the Trustee, plus reimbursement for expenses. Additionally, the Chair of the Board and the Chair of the Audit Committee were paid an additional annual retainer of $5,000 and $2,500, respectively. Such fees totaled $95,500 for the fiscal year ended March 31, 2013. No compensation was paid to the executive officers of the Fund.

The aggregate compensation paid by the Fund to each of its Trustees serving during the fiscal year ended March 31, 2013 is set forth in the compensation table below. None of the Trustees serves on the Board of any other registered investment company to which the Fund’s investment adviser or an affiliated person of the Fund’s investment adviser provides investment advisory services.

Name of Person and Position with Fund	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement
W. Thacher Brown, Trustee*	$24,000	$0	$0
Suzanne P. Welsh, Trustee	$25,500	$0	$0
Morris Lloyd, Jr., Trustee**	$23,000	$0	$0
Ellen D. Harvey, Trustee	$23,000	$0	$0

*	“Interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act.

**	Retired as a Trustee effective March 31, 2013.

Ownership of Fund Securities

The following table includes the ownership of Fund shares by the Trustees and Executive Officers of the Fund as of March 31, 2013.

Name	Dollar Range of Equity Securities in the Fund
Interested Trustee and Executive Officers
W. Thacher Brown	Over $100,000
Clifford D. Corso	NONE
Joseph L. Sevely	NONE
Leonard I. Chubinsky	NONE
Michelle Houck	NONE
Robert T. Claiborne	$10,001-$50,000
Gautam Khanna	$10,001-$50,000
Thomas Stabile	NONE
Independent Trustees/Nominee
Ellen D. Harvey	$10,001-$50,000
Thomas E. Spock	Over $100,000
Suzanne P. Welsh	$10,001-$50,000

None of the Independent Trustees, and no immediate family member of any Independent Trustee, owns securities of the Fund’s investment adviser, or any control person of the Fund’s investment adviser. As of the Record Date, the Trustees and nominees for Trustee and executive officers (11 persons) beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares.

Required Vote

Forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the shareholders. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

ADDITIONAL INFORMATION

REPORT OF THE AUDIT COMMITTEE; INFORMATION REGARDING THE FUND’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait Weller”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund’s independent accountants for the Fund’s fiscal year ending March 31, 2014. Tait Weller acted as the Fund’s independent accountants for the fiscal year ended March 31, 2013. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. A representative of Tait Weller will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

During the fiscal year ended March 31, 2013, the Audit Committee met once and has reviewed and discussed the Fund’s audited financial statements with Fund management. Further, the Audit Committee has discussed with Tait, Weller & Baker LLP, the Fund’s independent accountants, the matters required to be discussed by SAS 61 regarding audit standards. The Audit Committee has received the written disclosures and a letter from Tait Weller required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and has discussed with Tait Weller their independence. Based upon the foregoing, at its meeting on May 8, 2013, the Audit Committee recommended to the full Board that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for filing with the SEC for the fiscal year ended March 31, 2013. The Audit Committee of the Board currently consists of Ms. Ms. Harvey, Mr. Spock and Ms. Welsh.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during and for the Fund’s fiscal years ended March 31, 2012 and 2013, respectively.

Fiscal Year Ended March 31,	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2012	$20,300	$0	$3,300	$0

2013	$20,900	$0	$3,400	$0

The Fund’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Fund’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended March 31, 2012 and March 31, 2013 were pre-approved by the Audit Committee. These were the only services provided by Tait Weller.

Investment Adviser and Administrator

Cutwater Investor Services Corp., 113 King Street, Armonk, NY 10504, serves as the Fund’s investment adviser. BNY Mellon Investment Servicing (U.S.) Inc. provides certain administrative services to the Fund. The investment adviser is a Delaware corporation and is an investment adviser registered under the Investment Advisers Act of 1940. Cutwater Investor Services Corp., is an indirect wholly-owned subsidiary of MBIA Inc., a Connecticut corporation with principal offices at 113 King Street, Armonk, NY, 10504.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s executive officers, Trustees and 10% shareholders (collectively, “Reporting Persons”), to file with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund’s knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended March 31, 2013, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with.

Security Ownership of Certain Owners

To theFund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of the Fund as of the Record Date, except that the following information with respect to beneficial ownership of more than 5% of the outstanding voting shares has been reported in a Schedule 13G filing:

Title of Class	Name and Address	Percentage Ownership of Fund	Total Number of Shares
Shares of Beneficial Interest	First Trust Portfolios L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive Suite 400 Wheaton, IL 60187	21.57%	2,309,485

*	These entities filed a combined Schedule 13G for the share amount and percentage shown.

As of the Record Date, Cede & Co. held approximately 93.17% of the outstanding voting shares of the Fund. (Cede & Co. is the nominee name for The Depository Trust Company, a large clearing house that holds sharesin its name for banks, brokers and institutions in order to expedite the sale and transfer of stock.)

Each Trustee’s individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Fund owned less than 1% of the shares of the Fund.

Shareholder Proposals

Proposals intended to be presented by shareholders for consideration at the 2014 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund’s principal office no later than January 13, 2014 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund’s 2014 Annual Meeting of Shareholders, other than one that will be included in the Fund’s proxy materials, must notify the Fund no later than March 3, 2014. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. Pursuant to the Fund’s Declaration of Trust and By-Laws, the Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of not less than 10% of the outstanding shares of the Fund.

Other Matters

Neither the Board of Trustees nor management know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

By Order of the Trustees,

Leonard I. Chubinsky Secretary, Cutwater Select Income Fund

Dated: May 22, 2013

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

EXHIBIT A

CUTWATER SELECT INCOME FUND

Audit Committee Charter

CUTWATER SELECT INCOME FUND

Audit Committee Charter

I.	STATEMENT OF POLICY

The primary function of the Audit Committee (the “Committee”) of Cutwater Select Income Fund (the “Fund”) is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent accountants’ responsibility to plan and carry out a proper audit. The functions of the Committee are the sole responsibility of the Committee and may not be allocated to a different committee.

The Committee shall direct the retention of independent accountants and approve in advance all audit and non-audit services of the independent accountants. The Committee shall also review the Fund’s financial reporting process, the system of internal control, its audit process, and its processes, for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics. In performing its duties, the Committee shall maintain effective working relationships with the Board of Trustees, management, the internal auditor and the independent accountants. The Fund will not hire any personnel from independent accountants who have worked in any capacity on the Fund’s audit during the past three (3) years.

II.	ORGANIZATION

The Committee shall be comprised of at least three members, none of whom is an “interested person” of the Fund, as that term is defined in the Investment Company Act of 1940. The Committee shall designate a Chairman by majority vote of the Committee.

Management of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall consult as it deems appropriate with personnel and service contractors of the Fund and may engage and direct the Fund to compensate independent counsel, independent accountants or other advisers to independently inquire or investigate matters falling within the scope of this Charter. The Committee shall meet at least once annually to determine the firm to be employed as the Fund’s independent accountants and the proposed terms of such engagement, to discuss and approve the scope of the next year’s audit of the financial statements, and to review the results of the audit for the prior year. The Committee shall meet with the Fund’s independent accountants at least once annually outside the presence of the Fund’s management representatives.

III.	PRINCIPAL DUTIES

The Committee shall:

1.	Approve in advance and be directly responsible for the appointment, compensation, retention and oversight of the Fund’s independent registered public accounting firm (“independent accountants”) engaged to provide audit and non-audit services for the Fund. The independent accountants will report directly to the Committee. The Committee shall evaluate the independent accountant’s performance, costs, organizational capacity and independence from management; obtain receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Fund consistent with Public Company Accounting Oversight Board Rule 3526 (communications with audit committees concerning independence). The Committee will report to the full Board of Trustees regarding the selection, retention or termination of the independent accountants.

2.	Review with management and the independent accountants the results of annual audits and non-audit services, including:

a.	The independent accountant’s audit of the Fund’s annual financial statements including footnotes and its report thereon, including any significant audit findings.

b.	The Fund’s semi-annual financial statements including footnotes.

c.	The independent accountant’s reasoning in accepting or questioning significant estimates by management.

d.	The independent accountant’s views as to the adequacy of disclosures in the Fund’s financial statements in relation to generally accepted accounting principles.

e.	Any serious difficulties or disputes with management or other service contractors encountered during the course of the audit.

f.	Any significant changes to the audit plan.

g.	Any proposal that the independent accountants provide any audit or non-audit services to the Fund, its investment adviser or any entity controlling or under common control with the investment adviser.

3.	Review, in consultation, as appropriate, with the independent accountants and the service contractors:

a.	The adequacy of the internal controls, including computerized information system controls and controls over the daily net asset valuation process (including valuation of securities and fair valuation processes).

b.	The adequacy of internal controls at service contractors employed on behalf of the Fund including significant comments contained in service contractors auditors’ reports on those controls.

c.	Findings and recommendations of the independent accountants and the internal auditor on internal controls maintained both by the Fund and their service contractors, together with responses of the appropriate management, including the status of previous audit recommendations.

4.	Inquire of management and the independent accountants as to significant tax accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes.

5.	Meet at least annually with the independent accountants in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

6.	Appoint, and recommend to the Board for approval, an “Audit Committee Financial Expert” who meets the requirements of Item 407(d)(5)(ii) or such other requirements as may be promulgated by the Securities and Exchange Commission, New York Stock Exchange or other relevant regulatory body and to annually review such appointment.

7.	Instruct the independent accountants that they are ultimately accountable to the Board of Trustees and the Committee, as the shareholders’ representatives, and that the Committee has the authority and responsibility to select, evaluate and where appropriate replace the independent accountants.

8.	Approve in advance, any audit and non-audit services performed by the independent accountants on behalf of the Fund, its investment adviser or any entity controlling or under common control with the investment adviser.

9.	Perform a self-assessment and review and reassess the adequacy of this Committee Charter on an annual basis and propose any changes for approval by the Board of Trustees.

10.	Review the internal controls and procedures of the Fund’s administrator and accounting agent on an annual basis.

11.	Review and discuss the Fund’s policies regarding risk assessment and risk management on an annual basis.

12.	It is the authority and the responsibility of the Committee as the Fund’s “Qualified Legal Compliance Committee” to:

a.

Receive reports of evidence of a material violation by the Fund or any officer, director, employee or agent of the Fund of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a “Material Violation”);

b.	Inform the Fund’s President (“CEO”) of any report of evidence of a Material Violation, except in circumstances provided in applicable laws or regulations;

c.	Determine, by majority vote, whether an investigation is necessary regarding any report of evidence of a Material Violation. If it determines an investigation is necessary or appropriate, the Committee will (i) notify the full Board of Trustees, (ii) initiate an investigation, which may be conducted by the CEO or outside attorneys, and (iii) retain expert personnel as the Committee deems necessary;

d.	At the conclusion of the investigation, the Committee will (i) recommend, by majority vote, that the issuer implement an appropriate response to evidence of a Material Violation, and (ii) inform the CEO and the Board of Trustees of the results of the investigation and the appropriate remedial measures to be adopted;

e.	Take all other appropriate action, acting by majority vote, including notifying the Securities and Exchange Commission, in the event the issuer fails in any material respect to implement an appropriate response that the Committee has recommended; and

f.	Adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.

EXHIBIT B

CUTWATER SELECT INCOME FUND

Nominating Committee Charter

CUTWATER SELECT INCOME FUND

NOMINATING COMMITTEE CHARTER

I.	BASIC FUNCTION AND PURPOSE

A.	The role of the Nominating Committee is to:

1.	recommend, for the Board’s selection, nominees for trustee;

2.	identify qualified individuals to become members of the Board; and

3.	assist the Board in determining the structure, composition and size of the Board and its committees.

II.	ORGANIZATION

A.	Membership

The Nominating Committee (the “Committee”) of the Board of Trustees (the “Board”) of Cutwater Select Income Fund shall consist of at least two trustees who are “independent trustees”, and each of whom is not an “interested person” as such term is defined in the Investment Company Act of 1940.

The Board shall determine membership on the Committee. If a Chairman of the Committee is not elected by the full Board, the members of the Committee shall designate a Chairman of the Committee by majority vote of the full Committee. A Secretary of a Committee meeting may be selected by the Chairman of the Committee. Should any member of the Committee cease to be independent, such member shall immediately resign his or her membership on the Committee. The Board may remove a member of the Committee in its discretion.

B.	Meetings

The Committee shall meet at least once each year. Additional meetings may be scheduled as needed and may be called by the Chairman of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes shall be recorded by the Secretary of the Committee meeting appointed by the Chairman. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting.

III.	RESPONSIBILITIES

A.	The Responsibilities of the Nominating Committee are:

—

Review, advise, and make recommendations to the Board with respect to (i) the range of skills and expertise which should be represented on the Board and its committees and the eligibility criteria for Board and committee membership in accordance with the “federal securities laws”[1]; (ii) the general responsibilities and functions of the Board and its members; (iii) the organization, structure, size and composition of the Board; (iv) the organization and responsibilities of appropriate committees of the Board and of Board appointed committees; and (v) the recommendations of management concerning compensation of Trustees for service on the Board and its committees;

[1]	For the purposes of these procedures, the “federal securities laws” includes, but is not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act, the 1940 Act, the Investment Advisers Act of 1940, Title V of the Gramm-Leach Bliley Act (privacy), any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act (anti-money laundering) and any rules adopted thereunder by the SEC or the Department of Treasury.

—	determine a desirable balance of expertise among Board members, seek out possible candidates to fill Board positions, and aid in attracting qualified candidates to the Board;

—	recommend to the Board nominees to fill vacancies on the Board;

—	review and monitor the orientation of new Board members;

—	recommend membership on Board committees; and

—	perform such other functions as may be referred to the Committee by the full Board.

B.	In the performance of the responsibilities set forth above, the Committee may:

—	retain and terminate a search firm to be used to identify trustee candidates, including sole authority to approve such search firms, fees and other retention terms;

—	delegate any of its responsibilities to subcommittees or individuals as the Committee deems appropriate; and

—	obtain advice and assistance from fund counsel, accounting professionals or other advisers.

IV.	REPORTING RESPONSIBILITY

Any action taken by the Committee shall be reported to the Board at the next Board meeting following such action. In addition, nomination matters may be discussed in executive session with the full Board during the course of the year.

APPENDIX A

Statement of Policy on Criteria for Selecting Trustees and Nomination Process

The Nominating Committee (the “Committee”) has adopted this policy statement for purposes of any required disclosure under the federal securities laws.

The Committee believes that all candidates for nomination as a trustee should meet the following minimum criteria:

—	Candidates must possess the ability to apply their good faith business judgment and must be in a position to properly exercise their duties of loyalty and care.

—	Candidates should exhibit proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields.

—	Candidates should have the ability to grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate.

—	Candidates should have the ability to read and understand basic financial statements.

—	Candidates should not have reached the mandatory retirement age of 75 years.

—	In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government.

The Committee intends to follow the process outlined below in selecting trustee candidates for nomination by each Board:

—

In the case of new trustee candidates, the Committee will first determine whether the candidate must not be considered an “interested person” under the Investment Company Act, which determination will be based upon the Funds’ charter and bylaws, applicable securities laws, the rules and regulations of the SEC, and the advice of counsel.

—	The Committee will then use its and management’s network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

—

The Committee will then conduct a process of making a preliminary assessment of each candidate based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information.

—

This information will be evaluated against the criteria set forth above and the specific needs of the Funds at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Funds may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.

—	On the basis of information learned during this process, the Committee will determine which nominee(s) to recommend to the Board for election at the appropriate Board or shareholder meeting.

FORM OF PROXY

PROXY SOLICITED BY THE BOARD OF TRUSTEES

OF CUTWATER SELECT INCOME FUND

P R O X Y

The undersigned hereby appoints Robert Claiborne, Gautam Khanna, Leonard Chubinsky and Thomas Stabile each of them proxies, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of Cutwater Select Income Fund on June 26, 2013 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED TRUSTEES AND ANY SUBSEQUENT PROPOSAL.

		FOR all nominees listed (except as indicated to the contrary below)	WITHHOLD authority to vote for all nominees listed hereon.

	1. Election of Trustees.			NOMINEES: 01. W. Thacher Brown 02. Ellen D. Harvey	03. Thomas E. Spock 04. Suzanne P. Welsh

	FOR	AGAINST	ABSTAIN

2. In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting and any adjournments thereof.

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

	SIGNATURE(S)		DATE